VEDDERPRICE

                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601
                                  312-609-7500
                            FACSIMILE: 312-609-5005
                     A PARTNERSHIP INCLUDING VEDDER, PRICE,
                            KAUFMAN & KAMMHOLZ, P.C.
                  WITH OFFICES IN CHICAGO, NEW YORK CITY, AND
                             LIVINGSTON, NEW JERSEY

                                                                      EXHIBIT 12

                                                  February 1, 2002



Hotchkis and Wiley Funds                          Mercury HW Funds
725 South Figueroa Street                         800 Scudders Mill Road
39th Floor                                        Plainsboro, NJ  08536
Los Angeles, CA  90017

Gentlemen:

        You have requested our opinion regarding certain federal income tax consequences of the reorganization ("Reorganization") of Mercury HW Small Cap Value Fund ("Acquired Fund"), a separate series of Mercury HW Funds, a Massachusetts business trust ("Mercury Funds"), into Hotchkis and Wiley Small Cap Value Fund ("Acquiring Fund"), a separate series of Hotchkis and Wiley Funds, a Delaware business trust ("HW Funds"). The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of substantially all of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of October 23, 2001, as amended by that First Amendment to Agreement and Plan of Reorganization, dated as of January 31, 2002 (the "Plan"), entered into by the Mercury Funds, on behalf of the Acquired Fund, and the HW Funds, on behalf of the Acquiring Fund.

        In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

        Our opinion is based, in part, on the assumption that the Reorganization described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 2


        For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Fund and the Acquiring Fund in letters dated February 1, 2002, it is our opinion that:

        1. The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of substantially all of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        2. The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

        3. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

        4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

        5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

        6. The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

        7. The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 3


surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

        8. Pursuant to Section 381(a) of the Code and the regulations promulgated thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting, subject to the provisions and limitations, if any, specified in Sections 381, 382, 383 and 384 of the Code and the regulations promulgated thereunder.

                                      FACTS

        Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

        The Acquired Fund has been registered and operated since it commenced operations as a series of an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all of its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

        The Acquiring Fund is registered, has operated, and will continue to operate as a series of an open-end, management investment company under the 1940 Act. It has qualified, or will be qualified as of its first taxable year, as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

        Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund;
(b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and (c) the Acquired Fund will be completely liquidated and terminated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of common stock, cash and other securities held in the Acquired Fund's portfolio.

        As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 4


distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

        As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

        The investment objectives of the Acquiring Fund will be substantially similar to those of the Acquired Fund and the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic assets in its business.

        In approving the Reorganization, certain benefits were identified which are likely to result from the Reorganization, including the fact that the portfolio managers that managed the Acquired Fund and who are now employed by Hotchkis and Wiley Capital Management, LLC, an affiliate of the Acquiring Fund, will act as portfolio managers to the Acquiring Fund. The Board also considered the possible risks and costs of the Reorganization and determined that the Reorganization is likely to provide benefits to the shareholders of the Acquiring Fund and the Acquired Fund that outweigh the costs incurred.

                                   CONCLUSION

        Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a).

        Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a).

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 5


        The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

        Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Mercury Funds and HW Funds. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

        We consent to the filing of this opinion as an Exhibit to the Registration Statement on Form N-14, as amended, (File No. 333-68814) relating to the Reorganization.

                                           Very truly yours,



                                           /s/ VEDDER, PRICE, KAUFMAN & KAMMHOLZ

VEDDERPRICE

                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601
                                  312-609-7500
                            FACSIMILE: 312-609-5005
                     A PARTNERSHIP INCLUDING VEDDER, PRICE,
                            KAUFMAN & KAMMHOLZ, P.C.
                  WITH OFFICES IN CHICAGO, NEW YORK CITY, AND
                             LIVINGSTON, NEW JERSEY


                                                  February 1, 2002



Hotchkis and Wiley Funds                          Mercury HW Funds
725 South Figueroa Street                         800 Scudders Mill Road
39th Floor                                        Plainsboro, NJ  08536
Los Angeles, CA  90017

Gentlemen:

        You have requested our opinion regarding certain federal income tax consequences of the reorganization ("Reorganization") of Mercury HW Mid-Cap Value Fund ("Acquired Fund"), a separate series of Mercury HW Funds, a Massachusetts business trust ("Mercury Funds"), into Hotchkis and Wiley Mid-Cap Value Fund ("Acquiring Fund"), a separate series of Hotchkis and Wiley Funds, a Delaware business trust ("HW Funds"). The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of substantially all of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of October 23, 2001, as amended by that First Amendment to Agreement and Plan of Reorganization, dated as of January 31, 2002 (the "Plan"), entered into by the Mercury Funds, on behalf of the Acquired Fund, and the HW Funds, on behalf of the Acquiring Fund.

        In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

        Our opinion is based, in part, on the assumption that the Reorganization described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 2


        For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Fund and the Acquiring Fund in letters dated February 1, 2002, it is our opinion that:

        1. The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of substantially all of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        2. The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

        3. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

        4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

        5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

        6. The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

        7. The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 3


surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

        8. Pursuant to Section 381(a) of the Code and the regulations promulgated thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting, subject to the provisions and limitations, if any, specified in Sections 381, 382, 383 and 384 of the Code and the regulations promulgated thereunder.

                                      FACTS

        Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

        The Acquired Fund has been registered and operated since it commenced operations as a series of an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all of its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

        The Acquiring Fund is registered, has operated, and will continue to operate as a series of an open-end, management investment company under the 1940 Act. It has qualified, or will be qualified as of its first taxable year, as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

        Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund;
(b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and (c) the Acquired Fund will be completely liquidated and terminated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of common stock, cash and other securities held in the Acquired Fund's portfolio.

        As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 4


distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

        As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

        The investment objectives of the Acquiring Fund will be substantially similar to those of the Acquired Fund and the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic assets in its business.

        In approving the Reorganization, certain benefits were identified which are likely to result from the Reorganization, including the fact that the portfolio managers that managed the Acquired Fund and who are now employed by Hotchkis and Wiley Capital Management, LLC, an affiliate of the Acquiring Fund, will act as portfolio managers to the Acquiring Fund. The Board also considered the possible risks and costs of the Reorganization and determined that the Reorganization is likely to provide benefits to the shareholders of the Acquiring Fund and the Acquired Fund that outweigh the costs incurred.

                                   CONCLUSION

        Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a).

        Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a).

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 5

        The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

        Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Mercury Funds and HW Funds. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

        We consent to the filing of this opinion as an Exhibit to the Registration Statement on Form N-14, as amended, (File No. 333-68814) relating to the Reorganization.

                                           Very truly yours,



                                           /s/ VEDDER, PRICE, KAUFMAN & KAMMHOLZ

VEDDERPRICE

                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601
                                  312-609-7500
                            FACSIMILE: 312-609-5005
                     A PARTNERSHIP INCLUDING VEDDER, PRICE,
                            KAUFMAN & KAMMHOLZ, P.C.
                  WITH OFFICES IN CHICAGO, NEW YORK CITY, AND
                             LIVINGSTON, NEW JERSEY


                                                  February 1, 2002


Hotchkis and Wiley Funds                          Mercury HW Funds
725 South Figueroa Street                         800 Scudders Mill Road
39th Floor                                        Plainsboro, NJ  08536
Los Angeles, CA  90017

Gentlemen:

        You have requested our opinion regarding certain federal income tax consequences of the reorganization ("Reorganization") of Mercury HW Large Cap Value Fund ("Acquired Fund"), a separate series of Mercury HW Funds, a Massachusetts business trust ("Mercury Funds"), into Hotchkis and Wiley Large Cap Value Fund ("Acquiring Fund"), a separate series of Hotchkis and Wiley Funds, a Delaware business trust ("HW Funds"). The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of substantially all of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of October 23, 2001, as amended by that First Amendment to Agreement and Plan of Reorganization, dated as of January 31, 2002 (the "Plan"), entered into by the Mercury Funds, on behalf of the Acquired Fund, and the HW Funds, on behalf of the Acquiring Fund.

        In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

        Our opinion is based, in part, on the assumption that the Reorganization described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 2


        For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Fund and the Acquiring Fund in letters dated February 1, 2002, it is our opinion that:

        1. The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of substantially all of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        2. The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

        3. No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

        4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

        5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

        6. The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

        7. The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 3


surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

        8. Pursuant to Section 381(a) of the Code and the regulations promulgated thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting, subject to the provisions and limitations, if any, specified in Sections 381, 382, 383 and 384 of the Code and the regulations promulgated thereunder.

                                      FACTS

        Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

        The Acquired Fund has been registered and operated since it commenced operations as a series of an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all of its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

        The Acquiring Fund is registered, has operated, and will continue to operate as a series of an open-end, management investment company under the 1940 Act. It has qualified, or will be qualified as of its first taxable year, as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

        Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund;
(b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and (c) the Acquired Fund will be completely liquidated and terminated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of common stock, cash and other securities held in the Acquired Fund's portfolio.

        As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 4


distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

        As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

        The investment objectives of the Acquiring Fund will be substantially similar to those of the Acquired Fund and the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic assets in its business.

        In approving the Reorganization, certain benefits were identified which are likely to result from the Reorganization, including the fact that the portfolio managers that managed the Acquired Fund and who are now employed by Hotchkis and Wiley Capital Management, LLC, an affiliate of the Acquiring Fund, will act as portfolio managers to the Acquiring Fund. The Board also considered the possible risks and costs of the Reorganization and determined that the Reorganization is likely to provide benefits to the shareholders of the Acquiring Fund and the Acquired Fund that outweigh the costs incurred.

                                   CONCLUSION

        Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a).

        Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a).

Vedder Price
Hotchkis and Wiley Funds
Mercury HW Funds
February 1, 2002
Page 5


        The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

        Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Mercury Funds and HW Funds. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

        We consent to the filing of this opinion as an Exhibit to the Registration Statement on Form N-14, as amended, (File No. 333-68814) relating to the Reorganization.

                                       Very truly yours,

                                       /s/ VEDDER, PRICE, KAUFMAN & KAMMHOLZ